                                                                      Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence S. Doyle and Frederick W. Deichmann, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 of GCR Holdings Limited and any or all amendments (including post-effective amendments) thereto and any related Rule 462(b) registration under the Securities Act of 1933, and any and all amendments thereto, and any and all documents in connection therewith, and file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue thereof.

        Signature                               Title                                Date
        ---------                               -----                                ----

    /s/ Lawrence S. Doyle        President, Chief Executive Officer and          April 18, 1996
- -----------------------------    Director (Principal Executive Officer)
        Lawrence S. Doyle

 /s/ Frederick W. Deichmann      Chief Financial Officer and Secretary           April 18, 1996
- -----------------------------    (Principal Financial and Accounting Officer)
     Frederick W. Deichmann

    /s/ Steven H. Newman         Chairman of the Board of Directors              April 18, 1996
- -----------------------------
        Steven H. Newman

    /s/ J. Markham Green         Director                                        April 18, 1996
- -----------------------------
        J. Markham Green

     /s/  Alfred Lerner          Director                                        April 18, 1996
- -----------------------------
          Alfred Lerner

    /s/ John P. McNulty          Director                                        April 18, 1996
- ----------------------------
        John P. McNulty

    /s/ David A. Olsen           Director                                        April 18, 1996
- ----------------------------
        David A. Olsen

  /s/ Jerry S. Rosenbloom        Director                                        April 18, 1996
- ----------------------------
      Jerry S. Rosenbloom

    /s/ Joseph D. Roxe           Director                                        April 18, 1996
- ---------------------------
        Joseph D. Roxe

    /s/ Michael E. Satz          Director                                        April 18, 1996
- ---------------------------
        Michael E. Satz

  /s/ Richard D. Spurling        Director                                        April 18, 1996
- ---------------------------
      Richard D. Spurling

    /s/ Donald J. Zuk            Director                                        April 18, 1996
- --------------------------
        Donald J. Zuk